Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Kenneth T. Moore, Chief Executive Officer of PostAds, Inc. (the “Company”), and Colm J. King, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

(1)	The Company’s Annual Report on Form 10-K for the period ended December 31, 2018 (the “Periodic Report”), to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Annual Report and results of operations of the Company for the period covered by the Annual Report.

In Witness Whereof, the undersigned have set their hands hereto as of the 12th day of April 2019.

/s/ Kenneth T. Moore	/s/ Colm J. King
Kenneth T. Moore	Colm J. King
President, Chief Executive Officer and	Chief Financial Officer
Director	(Principal Financial Officer)
(Principal Executive Officer)

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of PostAds, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to PostAds, Inc. and will be retained by PostAds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.